UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 Cousteau Place, Suite 105

Davis, CA 95618

(Address of principal executive offices, including zip code)

(530) 756-7077

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Arcadia Biosciences, Inc. (the “Company”) held on June 3, 2019 (the “Annual Meeting”), stockholders holding and entitled to vote 3,965,647 shares of common stock of the Company, or approximately 83.01% of the total outstanding shares of common stock on the record date for the Annual Meeting, were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following three proposals, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2019.

The final results for each of the matters considered at the Annual Meeting were as follows:

PROPOSAL I: Election of Directors

Each of the director nominees was elected to serve as a Class I director until the Company’s annual meeting of stockholders in 2022, or until his successor is duly elected and qualified, or his earlier resignation, death, or removal. Due to plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Rajendra Ketkar	1,842,711	96,641	2,026,295
Kevin Comcowich	1,846,442	92,910	2,026,295
Albert D. Bolles	1,848,828	90,524	2,026,295

PROPOSAL II: Amendment to the 2015 Omnibus Incentive Plan (the “2015 Plan”)

The amendments to the Company’s 2015 Plan to (i) increase the number of shares of common stock that may be issued under the 2015 Plan by 120,000 shares, (ii) eliminate the fixed share cap included in the evergreen provision and (iii) make certain other changes to the 2015 Plan as described in the Proxy Statement were approved. The results of the approval were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,791,524	134,055	13,773	2,026,295

PROPOSAL III: Ratification of Selection of Independent Registered Public Accountants

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2019, was ratified by the affirmative votes of the stockholders. There were no broker non-votes on this proposal. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
3,821,901	98,715	45,031

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

10.1	Amended and Restated 2015 Omnibus Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: June 7, 2019	By:	/s/ MATTHEW T. PLAVAN
	Name:	Matthew T. Plavan
	Title:	Chief Financial Officer

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